NOTE AND WARRANT PURCHASE AGREEMENT

     This NOTE AND WARRANT PURCHASE AGREEMENT (this "Agreement") is made as of August 20, 2002 by and between Trinity Companies, Inc., a Utah corporation (the "Company"), and the purchasers, severally and not jointly, listed on Schedule A hereto (collectively, the "Purchasers," and individually, a "Purchaser").

                                  Recitals

     A. Each Purchaser desires to acquire from the Company, and the Company desires to issue to each Purchaser, a Convertible Promissory Note and a Warrant substantially in the form attached hereto as Exhibit A (the "Note") and Exhibit B (the "Warrant"); and

B. The Company and each Purchaser further desire to obligate themselves as set forth in this Agreement and to make the representations and warranties set forth in below, respectively, in connection with the transactions contemplated hereby.

     Accordingly, in consideration of the premises and the mutual promises herein set forth, and in consideration of the representations and warranties herein contained, the parties agree as follows:

                                 Agreement

     1.   Purchase and Sale of the Note and Warrant.
          ------------------------------------------
          Subject to the terms and conditions of this Agreement, at the Initial Closing and any Subsequent Closings the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company, a Note and Warrant. The purchase price for each Note and Warrant at the Initial Closing shall be the aggregate principal amount of such Note as set forth on Schedule A hereto (the "Initial Purchase Price"). The purchase price for each Note at any Subsequent Closings shall be the aggregate principal amount of such Note as set forth on the Note delivered by Company to the applicable Purchaser. Each such Note shall be dated as of the date that the Company received funds from such Purchaser. The aggregate principal amount of all Notes issued at the Initial Closing or Subsequent Closings shall be $500,000.

     2.   The Closings.
          -------------
          The issuance of the Notes to the Purchasers shall take place concurrently with the execution of this Agreement at the offices of the Company or at such other time and place as the Company and the Purchasers shall agree (which time is referred to herein as the "Initial Closing"). At the Initial Closing and each subsequent closing (the "Subsequent Closings") the Company shall deliver to each Purchaser a Note, with each Note made payable to the Purchaser in the aggregate principal amount advanced by the Purchaser at that Closing and shall amend Exhibit A to include such Purchaser.



                                     1


3.   Representations and Warranties of the Company.
     ----------------------------------------------
     (a)  Organization; Authority.
          ------------------------
          The Company hereby represents and warrants to each Purchaser that it is a corporation validly existing and in good standing under the laws of the State of Utah and is authorized to execute and deliver this Agreement and the Notes and Warrants.
     (b)  Piggyback Registration.
          -----------------------
               (1)  Right to Piggyback.
                    -------------------
                    Whenever the Company proposes to register any of its equity securities under the Securities Act of 1933, as amended (the "Securities Act") (other than a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Common Stock (a "Piggyback Registration"), whether or not for sale for its own account, the Company will give prompt written notice to each Purchaser of its intention to effect such a registration and, subject to any cutbacks imposed by the underwriters and such other customary terms and conditions, will include in such registration all Common Stock converted under the Notes and exercised pursuant to the Warrants ("Registrable Securities") with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice; provided that with respect to any Piggyback Registration, the holders of a majority of the aggregate shares of Registrable Securities shall have the right to waive and forego, as against all holders of Registrable Securities, the inclusion of any Registrable Securities in such Piggyback Registration.
               (2)  Piggyback Expenses.
                    -------------------
                    In all Piggyback Registrations, the registration expenses (except for sales commissions) will be paid by the Company.
               (3)  Withdrawal by Company.
                    ----------------------
                    If, at any time after giving notice of its intention to register any of its securities as set forth in this Section 3(b) and before the effective date of such registration statement filed in connection with such registration, the Company shall determine, for any reason, not to register such securities, the Company may, at its sole discretion, give written notice of such determination to each holder of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

   4.   Representations and Warranties of the Purchaser.
          ------------------------------------------------
          Each Purchaser hereby represents and warrants to the Company that:
          a. Such Purchaser is an individual duly authorized and empowered or a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.
          b. Such Purchaser has the legal capacity or full power and authority to enter into this Agreement, and this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms.
          c. Such Purchaser is acquiring and will hold the Purchaser's Note and Warrant for investment for its account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.
                                     2

          d. Such Purchaser understands that such Purchaser's Note and Warrant (and the securities underlying the Warrant (the "Warrant Shares")) have not been registered under the Securities Act by reason of a specific exemption therefrom and that each of the Note, Warrant and the Warrant Shares must be held indefinitely, unless subsequently registered under the Securities Act or the Purchaser obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required.
          e. Such Purchaser is aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited "broker's transaction," and the amount of securities being sold during any three-month period not exceeding specified limitations. Such Purchaser acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.
          f. Such Purchaser will not sell, transfer or otherwise dispose of such Purchaser's Note, Warrant or Warrant Shares in violation of the Securities Act, the Securities Exchange Act of 1934, as amended, or the rules promulgated thereunder, including Rule 144 under the Securities Act. Such Purchaser agrees that it will not dispose of such Note and Warrant unless and until it has complied with all requirements of this Agreement applicable to the disposition of such Note, Warrant or Warrant Shares.
          g. Such Purchaser has been furnished with, and has had access to, such information as it considers necessary or appropriate for deciding whether to invest in such Purchaser's Note and Warrant, and such Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of such Note and Warrant.
          h. Such Purchaser is aware that its investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. Such Purchaser is able, without impairing its financial condition, to hold such Purchaser's Note, Warrant and Warrant Shares for an indefinite period and to suffer a complete loss of its investment in such Note, Warrant and Warrant Shares. Such Purchaser understands that an investment in such Note and Warrant involves a high degree of risk. Such Purchaser is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act.

     5.   Miscellaneous.
          --------------
          (a) Entire Agreement. This Agreement and the other documents required to be delivered pursuant hereto, if any, constitute the entire understanding and agreement between the parties with regard to the specific subject matter hereof.

                                     3

          (b) Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

          (c) Governing Law. This Agreement shall be governed by and construed under the laws of the State of Utah as applied to agreements among Utah residents entered into and to be performed entirely within the State of Utah.

          (d) Counterparts. This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

          (e) Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient, as set forth below:


               Trinity Companies, Inc.
               2526 Durant Ave, 1st Floor
               Berkeley, CA 94704
               Attention:  President

               To any Purchaser at the address set forth on Schedule A hereto.

          Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, facsimile, ordinary mail, or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient or receipt is confirmed electronically or by return mail. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in any manner herein set forth.

          (f) Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or any document or instrument contemplated hereby or referred to herein, the prevailing party or parties, as the case may be, shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party or parties may otherwise be entitled.

          (g) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Purchasers holding a majority of the face value of all then outstanding Notes; provided, however, that this Agreement may be amended by the Company to provide for additional Purchasers without the consent of the Purchasers.

                                     4

          (h) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision or provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision or provisions were so excluded and shall be enforceable in accordance with its terms.

          (i) Incorporation of Recitals and Exhibits. The above Recitals and all Exhibits identified in or attached to this Agreement are deemed to be incorporated herein by reference and made a part hereof.


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     IN WITNESS WHEREOF, the parties have executed this Note and Warrant
Purchase Agreement as of the date first above written.

                              TRINITY COMPANIES, INC.

                              By:
                                  ---------------------------------
                              Name: Doug Cole
                              Its: President

                              KINGS PEAK ADVISORS, LLC

                              By:
                                  ---------------------------------
                              Name:  Edward Mooney
Its:  Managing Member


                              ---------------------------------
                              Jon Merriman



                              ---------------------------------
                              Francesco Ciardi



                              ---------------------------------
                              James T. King


                              ---------------------------------
                              Jean-Rene Perrette



                              CATALUNYA GROUP CORP.

                              By:
                                    ---------------------------------
                              Name:
                                    ---------------------------------
                              Its:
                                    ---------------------------------

          [SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT]






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     IN WITNESS WHEREOF, the parties have executed this Note and Warrant
Purchase Agreement as of the date first above written.



                                     ___________________________________
                                     Ted Swindells


                                     ___________________________________
				     Mike Fitzsimmons

				     ___________________________________
				     Paul Moore


				     ELMWOOD CAPTIAL LLC

				     By: ______________________________
				     Name: Eric Munson
				     Its Managing Member





      [ADDITIONAL PURCHASERS' SIGNATURE PAGE TO NOTE AND WARRANT
                              PURCHASE AGREEMENT]